Exhibit 99.1

UNAUDITED as of 11/302004

Bimini Mortgage Management, Inc. - Asset Information

This Table Reflects All Transactions.

Prices Used Are Internally Generated and Compiled on 11/30/04

Valuation

			As a Percent of
			Mortgage Assets,
		As a Percent of	Cash and P&I
Asset Category	Market Value	Mortgage Assets	Receivable
Fixed Rate Mortgage Backed Securities	$675,795,013	26.93%	25.80%
CMO Floaters (Monthly Resetting)	$253,075,846	10.08%	9.66%
Adjustable Rate Mortgage Backed Securities	$1,110,080,316	44.24%	42.39%
Hybrid Adjustable Rate Mortgage Backed Securities	$399,760,795	15.93%	15.26%
Balloon Maturity Mortgage Backed Securities	$70,764,291	2.82%	2.70%
Total: Mortgage Assets	$2,509,476,261	100.00%

Cash (As of 11/30/2004)*	$106,946,731		4.08%
P&I Receivables (As of 11/30/2004)	$2,478,608		0.09%
Total: All Assets	$2,618,901,600		100.00%

*Note - as of 11/30/2004 the value of securities held in the box was $11.6 million.

Characteristics Asset Category	Weighted Average Coupon	Weighted Average Lifetime Cap	Weighted Average Periodic Cap	Weighted Average Coupon Reset (in Months)	Longest Maturity	Weighted Average Maturity (in Months)
Fixed Rate Mortgage Backed Securities	6.72%	n/a	n/a	n/a	20-Oct-34	296
CMO Floaters (Monthly Resetting)	2.63%	7.93%	None	0.50	25-May-34	327
Adjustable Rate Mortgage Backed Securities *	3.59%	10.38%	1.48%	4.40	1-Dec-42	354
Hybrid Adjustable Rate Mortgage Backed Securities	4.67%	10.43%	1.38%	30.01	20-Oct-34	372
Balloon Maturity Mortgage Backed Securities	4.07%	n/a	n/a	n/a	1-Feb-11	61
Total: Mortgage Assets	4.52%	—	—	—	1-Dec-42	331

* Note - 35.5% ($337.4 million) of The Adjustable Rate Mortgage Portfolio Have No Periodic Caps

		As a Percentage
		of Mortgage
Agency	Market Value	Assets
Fannie Mae	$1,514,527,491	60.38%
Freddie Mac	$537,196,781	21.42%
Ginnie Mae	$456,746,918	18.21%
Total Portfolio	$2,508,471,189	100.00%

		As a Percentage
Qualifying		of Mortgage
Assets	Market Value	Assets
Whole Pool	$1,640,115,570	65.36%
Non Whole Pool	$869,360,691	34.64%
Total Portfolio	$2,509,476,261	100.00%

Portfolio Price and Duration
Weighted Average Purchase Price	$103.33
Weighted Average Current Price	$103.03
Modeled Effective Duration as of 11/30/04	0.968

Prepayment Speeds

On November 4, 2004 Prepayment Speeds were released for paydowns occurring in October 2004. The numbers below reflect that data.

Weighted Average
Prepayment Speeds
(CPR's released on
Asset Category	11/04/04)
Fixed Rate Mortgage Backed Securities	22.92
CMO Floaters	19.62
Adjustable Rate Mortgage Backed Securities	20.11
Hybrid Adjustable Rate Mortgage Backed Securities	19.60
Balloon Maturity Mortgage Backed Securities	14.73
Total: Mortgage Assets	20.49

*Information reflects all transactions as of 11/30/2004. There are no forward settling transactions.

11/30/2004 UNAUDITED

Adjustable Rate Assets	Internally Generated Market Value As of 11/30/2004	% of Asset Class	% of Total Mortgage Assets
One Month Libor	$38,872,074	3.50%	1.55%
Moving Treasury Average	$91,778,092	8.27%	3.66%
Cost Of Funds Index	$71,129,579	6.41%	2.83%
Six Month LIBOR	$287,583,401	25.91%	11.46%
Six Month CD Rate	$4,373,893	0.39%	0.17%
One Year LIBOR	$93,972,680	8.47%	3.74%
Conventional One Year CMT	$262,653,800	23.66%	10.47%
FHA and VA One Year CMT	$255,779,002	23.04%	10.19%
National Mortgage Contract Rate	$3,937,795	0.35%	0.16%
Total ARM	$1,110,080,316	100.00%	44.24%

CMO Floaters (Monthly Resetting)

Short Stable	$40,368,843	15.95%	1.61%
Pass-Through	$41,683,739	16.47%	1.66%
Locked Out	$171,023,264	67.58%	6.82%
Total CMO	$253,075,846	100.00%	10.08%

Hybrid ARMs

Generic Fannie or Freddie Hybrid ARMs
13 - 24 Months to First Reset	$91,110,805	22.79%	3.63%
25 - 36 Months to First Reset	$35,737,578	8.94%	1.42%
37 - 60 Months to First Reset	$0	0.00%	0.00%
Total	$126,848,383	31.73%	5.05%

Agency Alt-A Hybrid ARMs
13 - 24 Months to First Reset	$33,201,092	8.31%	1.32%
25 - 36 Months to First Reset	$48,081,872	12.03%	1.92%
37 - 60 Months to First Reset	$21,249,652	5.32%	0.85%
Total	$102,532,615	25.65%	4.09%

GNMA Hybrid ARMs
13 - 24 Months to First Reset	$0	0.00%	0.00%
25 - 39 Months to First Reset	$170,379,797	42.62%	6.79%
Total	$170,379,797	42.62%	6.79%
Total Hybrid	$399,760,795	100.00%	15.93%

Balloons
< 4.5 Years to Balloon Date	$13,816,944	19.53%	0.55%
4.6 - 5.5 Years to Balloon Date	$39,033,546	55.16%	1.56%
5.6 - 6.5 Years to Balloon Date	$17,913,801	25.31%	0.71%
Total Balloon	$70,764,291	100.00%	2.82%

Fixed Rate Assets

15year $85,000 Maximum Loan Size	$95,579,909	50.82%	3.81%
15year $110,000 Maximum Loan Size	$6,163,673	3.28%	0.25%
15yr 100% Investor Property	$1,243,440	0.66%	0.05%
15yr 100% FNMA Expanded Approval Level 3	$2,312,581	1.23%	0.09%
15yr 100% Alt-A	$52,883,686	28.12%	2.11%
15yr Other	$27,705,335	14.73%	1.10%
10yr Other	$2,169,969	1.15%	0.09%
Total 10 and 15 Year Collateral	$188,058,593	100.00%	7.49%

30year $85,000 Maximum Loan Size	$180,761,966	37.06%	7.20%
30year $110,000 Maximum Loan Size	$44,468,975	9.12%	1.77%
30yr 100% Investor Property	$11,864,349	2.43%	0.47%
30yr 100% FNMA Expanded Approval Level 3	$94,409,333	19.36%	3.76%
30yr 100% Alt-A	$100,918,979	20.69%	4.02%
20yr 100% Alt-A	$1,766,658	0.36%	0.07%
30yr Geography Specific (NY, FL, VT, TX)	$4,464,433	0.92%	0.18%
30yr 100% GNMA Builder Buydown Program	$4,839,441	0.99%	0.19%
30yr Other	$42,543,666	8.72%	1.70%
20yr Other	$1,698,618	0.35%	0.07%
Total 30 Year Collateral	$487,736,420	100.00%	19.44%

Total Fixed Rate Collateral	$675,795,013		26.93%

Grand Total (All Mortgage Assets)	$2,509,476,261		100.00%

Funding Information - Unaudited

Repurchase Agreement Counterparties	Dollar Amount of Borrowings	Weighted Average Maturity	Longest Maturity
Nomura Securities International, Inc.	$437,070,000	107	10/20/2005
Deutsche Bank Securities, Inc.	329,794,000	136	10/25/2005
Bank of America Securities, LLC	309,270,000	97	7/11/2005
UBS Investment Bank, LLC	300,476,000	84	7/12/2005
Lehman Brothers	218,509,786	32	4/12/2005
Bear Stearns & Co. Inc.	191,950,000	68	4/27/2005
Countrywide Securities Corp	158,744,000	29	6/1/2005
Daiwa Securities America Inc	117,277,000	36	2/18/2005
Goldman Sachs	101,642,666	38	4/27/2005
Morgan Stanley	90,565,000	108	4/12/2005
Merrill Lynch	83,561,000	203	7/22/2005
JP Morgan Securities	60,178,000	68	6/15/2005
Total	$2,399,037,452	88	10/25/2005

Asset Class	Dollar Amount of Borrowings	Weighted Average Maturity	Longest Maturity
Fixed Rate	706,289,579.59	71	10/25/2005
Adjst Rate MBS	1,143,368,037.60	93	10/25/2005
Hybrids Adj Rate	269,907,000.00	180	10/25/2005
CMO Floating Rate	231,833,000.00	19	12/23/2004
Balloon Maturity	47,640,000.00	57	2/18/2005
Total	2,399,037,617.19	88	10/25/2005